UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 24, 2004

Commission file number 1-5064

Jostens, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0343440
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5501 Norman Center Drive, Minneapolis, Minnesota	55437
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (952) 830-3300

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

	Exhibit	Description
	99.1	Earnings release issued by Jostens, Inc. on February 24, 2004.

Item 12.  Results of Operations and Financial Condition

On February 24, 2004, Jostens, Inc. issued an earnings release for the quarter and fiscal year ended January 3, 2004.  A copy of the earnings release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOSTENS, INC.

Date: February 24, 2004	/s/ Robert C. Buhrmaster
Robert C. Buhrmaster
Chairman of the Board
and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Earnings release issued by Jostens on February 24, 2004.